UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2025

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(949) 281-2606

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, including the closing of the Membership Interest Purchase Agreement disclosed below, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

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Item 1.01	Entry Into Material Definitive Agreement.

Second Forbearance Agreement and Issuance of Third Junior Secured Convertible Promissory Note

As previously reported, on March 17, 2025, Vivakor, Inc. (the “Company”), issued a junior secured convertible promissory note (the “Initial Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $6,625,000 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and the Lender (the “Loan Agreement”). The Company received $5,000,000, before fees. The Company received the funds on March 18, 2025. In relation to the Loan Agreement, the Company also entered into a Registration Rights Agreement with the Lender (the “RRA”), under which the Company was obligated to file a resale registration statement with the SEC registering any shares of its common stock issuable under the Note no later than sixty (60) days after closing. The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on March 21, 2025.

As previously reported, on July 9, 2025, the Company entered into a Forbearance and Amendment to Loan Agreement and Note, which amended the terms of the Loan Agreement, Initial Note and RRA (the “First Forbearance Agreement”). Under the terms of the First Forbearance Agreement, the Lender agreed to loan us additional funds under a Second Junior Secured Promissory Note (the “Second Note”) and agreed to forbear any default under the Initial Note in exchange for certain consideration. The information regarding this transaction was filed in a Current Report on Form 8-K filed with the Commission on July 21, 2025.

On October 8, 2025, we entered into a Second Forbearance and Amendment to Loan Agreement and Notes, which amended the terms of the Loan Agreement, Initial Note, the RRA, the Second Note and the First Forbearance Agreement (the “Second Forbearance Agreement”). Under the terms of the Second Forbearance Agreement: (i) the Lender agreed to loan us an additional amount up to $2,450,000, (ii) the Outstanding Principal Amount of the Initial Note was $2,259,319.89 and the Outstanding Principal Balance on the Second Note was $5,685,805.13 on the Forbearance Agreement Effective Date, (iii) the Lender provided notice of default to the under the Second Note, thereby accelerating all amounts due thereunder, (iv) the Lender agreed the Company was not in default of the Initial Note, Second Note or other Transaction Documents effective September 30, 2025 and to forbear declaring an Event of Default going forward and accelerating all amounts due under the Initial Note and the Second Note, subject to the Company complying with the terms of the Second Forbearance Agreement, (v) all amounts due under the Initial Note and the Second Note, with any accrued interest, will be due on or before November 30, 2025, (vi) interest under the Initial Note and Second Note will continue at the default interest rate of 19%, (vii) the conversion terms under the Initial Note and Second Note will remain on the Default Conversion Price under those instruments, and (viii) the Lender agreed to a standstill period until November 30, 2025, during which time the Lender will not declare an event of default or accelerate any payment obligations under the Initial Note or the Second Note, so long at the Company (a) pays interest at the Default Interest Rate on the Initial Note and the Second Note, (b) issues the Third Note to the Lender, and (c) pays in full all past due payments on the Initial Note and the Second Note on or before November 30, 2025.

In connection with the Second Forbearance Agreement the Lender agreed to loan the Company up to an additional $2,450,000. On October 9, 2025, the Company entered and Lender into an Additional Junior Secured Convertible Note (the “Third Note”), under which the Company agreed to issue the Lender the Third Note in the principal amount of $1,620,000, with the Company receiving proceeds of $1,152,000 before subtracting $53,000 for legal fees and origination fees. The Company is obligated to repay the principal amount, plus any interest, in forty-two equal installment payments of $38,572. The Company received the first funds from the Third Note on October 9, 2025 with the remainder received on October 10, 2025. As additional consideration for the Second Forbearance Agreement and the Third Note, the Company agreed to issue the Lender 286,000 shares of its common stock for $286 (the “Commitment Shares”).

This summary is not a complete description of all of the terms of the Second Forbearance Agreement and the Third Note, and are qualified in their entirety by reference to the full text of the Second Forbearance Agreement and the Third Note, forms of which are filed as Exhibits 10.1 and 10.2 respectively hereto, which are incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

As disclosed in Item 1.01, on October 8, 2025, we issued the Third Note and agreed to issue the Commitment Shares to the Lender, which securities contain a standard Rule 144 restrictive legend. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is one of our executive officers and familiar with our operations. We received the funds under the Second Forbearance Agreement and the Third Note on October 9, 2025 and October 10, 2025.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
10.1	Second Forbearance Agreement with J.J. Astor & Co. dated October 8, 2025
10.2	Third Junior Secured Convertible Promissory Note dated October 9, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: October 14, 2025	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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